EXHIBIT 10.45

                              FIFTH AMENDMENT


          FIFTH AMENDMENT, dated as of March 1, 1999 (this "Amendment"), to the Credit Agreement, dated as of October 16, 1996, as heretofore amended (the "Credit Agreement"), among GULFSTREAM DELAWARE CORPORATION, a Delaware corporation, the several lenders from time to time parties thereto (the "Lenders"), THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                            W I T N E S S E T H:
                            - - - - - - - - - -


          WHEREAS, the Company, the Lenders and the Administrative Agent are parties to the Credit Agreement;

          WHEREAS, the Company has requested that the Administrative Agent and the Required Lenders amend certain provisions of the Credit Agreement; and

          WHEREAS, the Administrative Agent and the Required Lenders are agreeable to the requested amendments, but only on the terms and subject to the conditions set forth herein;

          NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1 Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

          2 Amendments to Subsection 8.11. Subsections 8.11(f) and (g) of the Credit Agreement are hereby amended by deleting the existing subsections 8.11(f) and (g) in their entirety and by substituting in lieu thereof the following:

               (f) so long as no Default or Event of Default has occurred or would occur after giving effect to such declaration or payment, the Company may, at any time that (i) the Leverage Ratio in effect is equal to or less than 1.5:1.0 or (ii) the aggregate principal amount of Term Loans then outstanding is less than $200,000,000, declare and pay cash dividends to Holdings on the common stock of the Company, provided that the aggregate amount thereof paid in any fiscal year of the Company pursuant to this paragraph (f) does not exceed an amount equal to 25% of Consolidated Net Income for such fiscal year less any Stock Repurchase Dividends (as defined below) made under paragraph (g) of this subsection 8.11 during such fiscal year (provided that the resulting amount shall not be less than zero); and

               (g) so long as no Default or Event of Default has occurred or would occur after giving effect to such declaration or payment, the Company may (in addition to dividends paid by the Company to Holdings on the common stock of the Company to enable Holdings to repurchase shares of its common stock pursuant to share repurchase programs prior to March 1, 1999), at any time and from time to time after March 1, 1999, declare and pay cash dividends to Holdings on the common stock of the Company, in an aggregate amount of up to $200,000,000, in order to enable Holdings to repurchase shares of its own common stock for an aggregate purchase price of $200,000,000 pursuant to a share repurchase program (such cash dividends, the "Stock Repurchase Dividends"), provided that the Company does not use more than $100,000,000 in proceeds from Revolving Credit Loans to finance such Stock Repurchase Dividends (it being understood that this proviso shall in no way limit the Company from using proceeds from Revolving Credit Loans for any other purpose).

          3. Effectiveness. This Amendment shall become effective as of the date (the "Effective Date") the Administrative Agent shall have received counterparts hereof duly executed by the Company, the Administrative Agent and the Required Lenders.

          4. Representations and Warranties. The Company hereby represents and warrants that each of the representations and warranties in or pursuant to Section 5 of the Credit Agreement or which are contained in any other Credit Document or in any certificate, document or financial or other statement furnished by or on behalf of Holdings, the Company or any Subsidiary thereof shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the date hereof (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

          5. Continuing Effect of Credit Agreement. This Amendment shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          6. Counterparts. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument.

          7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          8. Expenses. The Company agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.


                                        GULFSTREAM DELAWARE CORPORATION


                                        By: /s/ Robert L. Williams
                                           --------------------------------
                                        Title: Vice President and Treasurer


                                        THE CHASE MANHATTAN BANK, as
                                          Administrative Agent and as a Lender


                                        By: /s/ William J. Caggiano
                                           --------------------------------
                                        Title:  Managing Director


                                        ARAB BANKING CORP.


                                        By: /s/ Louise Bilbro
                                           --------------------------------
                                        Title:  Vice President


                                        BANK OF AMERICA


                                        By: illegible
                                           --------------------------------
                                        Title:  Senior Vice President


                                        BANK OF NEW YORK


                                        By: /s/ David C. Siegel
                                           --------------------------------
                                        Title:  Vice President


                                        BANK OF TOKYO-MITSUBISHI TRUST


                                        By: /s/ Brian S. Dossie
                                           --------------------------------
                                        Title:  Assistant Vice President


                                        CAPTIVA FINANCE LTD.


                                        By: /s/ John H. Gullimane
                                           --------------------------------
                                        Title:  Director


                                        CERES FINANCE LTD.


                                        By: /s/ John H. Gullimane
                                           --------------------------------
                                        Title:  Director


                                        MEDICAL LIABILITY MUTUAL INSURANCE

                                        By:  Chancellor LGT Senior Secured
                                             Mamagement, Inc.,
                                             as Investment Manager


                                        By:
                                           --------------------------------
                                        Title:


                                        BANK AUSTRIA CREDITANSTALT
                                        CORPORATE FINANCE, INC.


                                        By:
                                           --------------------------------
                                        Title:


                                        By:
                                           --------------------------------
                                        Title:

                                        CITIBANK, N.A.


                                        By:    illegible
                                           --------------------------------
                                        Title:  Managing Director


                                        CREDIT LYONNAIS


                                        By:    illegible
                                           --------------------------------
                                        Title:  Senior Vice President


                                        SUN TRUST BANK, ATLANTA


                                        By:/s/ Jenna H. Kelly
                                           --------------------------------
                                        Title:  Vice President


                                        By:/s/ Susan [illegible]
                                           --------------------------------
                                        Title:  Banking Officer


                                        BANKBOSTON, N.A.


                                        By:/s/ Cheryl J. Carangelo
                                           --------------------------------
                                        Title:  Vice President


                                        THE FIRST NATIONAL BANK OF CHICAGO


                                        By:/s/ Aaron Lamb
                                           --------------------------------
                                        Title:  Corporate Banking Officer


                                        INDUSTRIAL BANK OF JAPAN, LTD.


                                        By:/s/ Takuya Monjo
                                           --------------------------------
                                        Title:  Senior Vice President

                                        KREDIETBANK


                                        By:
                                           --------------------------------
                                        Title:


                                        LTCB TRUST COMPANY


                                        By:
                                           --------------------------------
                                        Title:


                                        LEHMAN COMMERCIAL PAPER INC.


                                        By: /s/ Michele Swanson
                                           --------------------------------
                                        Title:  Authorized Signatory


                                        MARINE MIDLAND BANK, N.A.


                                        By: /s/ Christopher F. French
                                           --------------------------------
                                        Title:  Authorized Signatory


                                        MERRILL LYNCH PRIME RATE PORTFOLIO
                                        By:  Merrill Lynch Asset Management,
                                             L.P., as Investment Advisor


                                        By:
                                           --------------------------------
                                        Title:


                                        MERRILL LYNCH SENIOR FLOATING RATE
                                          FUND, INC.


                                        By:
                                           --------------------------------
                                        Title:

                                        MITSUBISHI TRUST & BANKING
                                        CORPORATION


                                        By:
                                           --------------------------------
                                        Title:


                                        NATIONSBANK N.A.


                                        By: illegible
                                           --------------------------------
                                        Title:  Senior Vice President


                                        PNC BANK, N.A.


                                        By:
                                           --------------------------------
                                        Title:


                                        SOCIETE GENERALE


                                        By: /s/ Ralph Saheb
                                           --------------------------------
                                        Title:  Director


                                        U.S. BANK NATIONAL ASSOCIATION


                                        By:
                                           --------------------------------
                                        Title:


                                        VAN KAMPEN AMERICAN CAPITAL PRIME
                                          RATE INCOME TRUST


                                        By: /s/ Jeffrey W. Maillet
                                           --------------------------------
                                        Title: Senior Vice President
                                               and Director

                                        KZH III LLC


                                        By: /s/ Virginia Conway
                                           --------------------------------
                                        Title:  Authorized Agent



The undersigned guarantors hereby
consent to the foregoing Amendment:

GULFSTREAM AEROSPACE CORPORATION,
  a Delaware Corporation

By: /s/ Robert L. Williams
   --------------------------------
Title: Vice President and Treasurer


GULFSTREAM AEROSPACE CORPORATION,
  a Georgia Corporation

GULFSTREAM AEROSPACE CORPORATION,
  D/B/A GULFSTREAM AEROSPACE
  TECHNOLOGIES,
  an Oklahoma Corporation

GULFSTREAM AEROSPACE CORPORATION,
  a California Corporation


By: /s/ Robert L. Williams
   --------------------------------
Title: Vice President and Treasurer